Exhibit 99.2

SECURITY AGREEMENT RE:  RECEIVABLES

The undersigned, DIGITAL RIVER, INC., a Delaware corporation (the “Debtor”), with its mailing address as set forth in Section 10(b) hereof, for value received, hereby grants to HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (the “Secured Party”), with its mailing address as set forth in Section 10(b) hereof, a lien on and security interest in, and acknowledges and agrees that the Secured Party has and shall continue to have a continuing lien on and security interest in, all right, title and interest, whether now owned or existing or hereafter created, acquired or arising, in and to all of the following personal property, assets and rights of the Debtor:

(a)                                  Accounts (including Health-Care-Insurance Receivables, if any, but specifically excluding any Accounts arising from the settlement of online sales transactions, Accounts due from payment processors and Accounts as to which all or a portion of the amounts receivable by Debtor thereunder are contractually required to be paid by the Debtor to the Debtor’s clients), Chattel Paper, Instruments (including Promissory Notes), General Intangibles (including Payment Intangibles), all Letter-of-Credit Rights and Supporting Obligations relating thereto, and all rights to merchandise and other Goods (including rights to returned or repossessed Goods and rights of stoppage in transit) which are represented by, arise from, or relate to any of the foregoing;

(b)                                 Supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of the Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained; and

(c)                                  Proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

all of the foregoing being herein sometimes referred to as the “Collateral”.

All terms which are used in this Security Agreement which are defined in the Uniform Commercial Code of the State of Illinois as in effect from time to time (“UCC”) shall have the same meanings herein as such terms are defined in the UCC, unless this Security Agreement shall otherwise specifically provide.  For purposes of this Agreement, the following terms shall have the following meanings:

“Collateral Documents” shall have the meaning given to such term in the Line of Credit Agreement.

“Default” shall have the meaning given to such term in the Line of Credit Agreement.

“Line of Credit Agreement” means that certain Line of Credit Agreement dated April 16, 2004 between the Debtor and the Secured Party, as amended or otherwise modified and in effect from time to time.

“Note” shall have the meaning given to such term in the Line of Credit Agreement.

“Permitted Liens” means (i) liens in favor of the Secured Party under or pursuant to the Line of Credit Agreeement, the Note or any Collateral Document, (ii) licenses of intellectual property granted by the Debtor in the ordinary course of business and consistent with its past practices and (iii) other liens consented to by the Secured Party.

“Receivables” means all rights to the payment of a monetary obligation, whether or not earned by performance, whether evidenced by an Account, Chattel Paper, Instrument, General Intangible, or otherwise, but specifically excluding any Accounts arising from the settlement of online sales transactions, Accounts due from payment processors and Accounts as to which all or a portion of the amounts receivable by Debtor thereunder are contractually required to be paid by the Debtor to the Debtor’s clients.

1.                                       Obligations Hereby Secured.  The lien and security interest herein granted and provided for is made and given to secure, and shall secure, the payment and performance of (a) any and all indebtedness, obligations and liabilities of whatsoever kind and nature of the Debtor to the Secured Party under or relating to the Line of Credit Agreement, the Note or any Collateral Document (whether arising before or after the filing of a petition in bankruptcy), whether direct or indirect, absolute or contingent, due or to become due, and whether now existing or hereafter arising and howsoever held, evidenced or acquired, and whether several, joint or joint and several and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Party in collecting or enforcing any of such indebtedness, obligations or liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being hereinafter referred to as the “Obligations”).

2.                                       Covenants, Agreements, Representations and Warranties.  The Debtor hereby covenants and agrees with, and represents and warrants to, the Secured Party that:

(a)                                  The Debtor is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization.  The Debtor shall not change its jurisdiction of organization without the Secured Party’s prior written consent.  The Debtor is the lawful owner of the Collateral, and has full right, power and authority to enter into this Security Agreement and to perform each and all of the matters and things herein provided for.  The execution and delivery of this Security Agreement, and the observance and performance of each of the matters and things herein set forth, will not (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Debtor or any provision of the Debtor’s organizational documents (e.g., charter, articles or certificate of incorporation and by-laws, articles or certificate of formation and limited liability company operating agreement, partnership agreement, or other similar organizational documents) or any covenant, indenture or agreement of or affecting the Debtor or any of its property or (ii) result in the creation or imposition of any lien or encumbrance on any property of the Debtor except for the lien and security interest granted to the Secured Party hereunder.  The Debtor’s organization registration number is DE-2795364.

(b)                                 The Debtor’s chief executive office and principal place of business is at, and the Debtor keeps and shall keep all of its books and records relating to Receivables only at, 9625 West 76th Street, Suite 150, Eden Prairie, MN  55344.  The Debtor shall not move its chief executive office without first providing the Secured Party 30 days’ prior written notice of the Debtor’s intent to do so, provided that the Debtor shall at all times maintain its chief executive office in the United States of America and, with respect to any such new location, the Debtor shall have taken all action reasonably requested by the Secured Party to maintain the lien and security interest of the Secured Party in the Collateral at all times fully perfected and in full force and effect.

(c)                                  The Debtor’s legal name and jurisdiction of organization is correctly set forth in the first paragraph of this Security Agreement.  The Debtor has not transacted business at any time during the immediately preceding five-year period, and does not currently transact business, under any other legal names or trade names other than the prior legal names and trade names (if any) set forth on Schedule A attached hereto.  The Debtor shall not change its legal name or transact business under any other trade name without first giving 30 days’ prior written notice of its intent to do so to the Secured Party.

(d)                                 The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics’, laborers’ and statutory liens), attachments, levies and encumbrances of every kind, nature and description, whether voluntary or involuntary, except for Permitted Liens.  The Debtor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Secured Party.

(e)                                  The Debtor shall promptly pay when due all taxes, assessments and governmental charges and levies upon or against the Debtor or any of the Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure or other realization upon any of the Collateral and preclude interference with the operation of the Debtor’s business in the ordinary course, and the Debtor shall have established adequate reserves therefor.

(f)                                    The Debtor shall perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Secured Party has no responsibility to perform such obligations.

(g)                                 The Debtor shall not, without the Secured Party’s prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein except for sales or other dispositions of Collateral to unaffiliated third parties in the ordinary course of business and consistent with past practices (it being understood by the parties hereto that no bulk sale or bulk transfer of Collateral shall be permitted without the prior written consent of the Secured Party) and other transactions permitted by Section 3(b) hereof.

(h)                                 The Debtor shall at all times allow the Secured Party and its representatives free access to and right of inspection of the Collateral; provided, however, that, unless the Secured Party believes in good faith that a Default exists, any such access or inspection shall only be required during the Debtor’s normal business hours.

(i)                                     The Debtor agrees from time to time to deliver to the Secured Party such evidence of the existence, identity and location of the Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by the Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered, together with the Debtor’s warranty of the genuineness thereof, in each case as the Secured Party may reasonably request.  The Secured Party shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Secured Party considers appropriate (including, without limitation, the verification of Collateral by use of a fictitious name), and the Debtor agrees to furnish all assistance and information, and perform any acts, which the Secured Party may reasonably require in connection therewith.

(j)                                     The Debtor agrees to execute and deliver to the Secured Party such further agreements, assignments, instruments, and documents and to do all such other things as the Secured Party may reasonably deem necessary or appropriate to assure the Secured Party its lien and security interest hereunder, including, without limitation, (i) such financing statements, and amendments thereof or supplements thereto, and such other instruments and documents as the Secured Party may from time to time reasonably require in order to comply with the UCC and any other applicable law, and (ii) such control agreements with respect to all Letter-of-Credit Rights and electronic Chattel Paper, and to cause the relevant issuers or other relevant parties to execute and deliver such control agreements, as the Secured Party may from time to time reasonably require.  The Debtor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Secured Party without notice thereof to the Debtor wherever the Secured Party in its sole discretion desires to file the same.  The Debtor hereby authorizes the Secured Party to file any and all financing statements covering the Collateral or any part thereof as the Secured Party may require.  The Secured Party may order lien searches from time to time against the Debtor and the Collateral, and the Debtor shall promptly reimburse the Secured Party for all reasonable costs and expenses incurred in connection with such lien searches.  In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, the Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Secured Party in its sole discretion deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Secured Party under the law of such other jurisdiction.  The Debtor agrees to mark its books and records to reflect the lien and security interest of the Secured Party in the Collateral.

(k)                                  On failure of the Debtor to perform any of the covenants and agreements herein contained, the Secured Party may, at its option, perform the same and in so doing may expend such sums as the Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Secured Party may be compelled to make by operation of law or which the Secured Party may make by agreement or otherwise for the protection of the security hereof.  All such sums and amounts so expended shall be repayable by the Debtor immediately without notice or demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) determined by adding 2.0% to the rate per annum from time to time announced by Harris Trust and Savings Bank as its prime commercial rate with any change in such rate per annum as so determined by reason of a change in such prime commercial rate to be effective on the date of such change in said prime commercial rate (such rate per annum as so determined being hereinafter referred to as the “Default Rate”).  No such performance of any covenant or agreement by the Secured Party on behalf of the Debtor, and no such advancement or expenditure therefor, shall relieve the Debtor of any default under the terms of this Security Agreement or in any way obligate the Secured Party to take any further or future action with respect thereto.  The Secured Party, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim.  The Secured Party is hereby authorized to charge any account of the Debtor maintained with the Secured Party for the amount of such sums and amounts so expended.

3.                                       Special Provisions Re: Receivables.  (a) As of the time any Receivable becomes subject to the security interest provided for hereby, and at all times thereafter, the Debtor shall be deemed to have warranted as to each and all of such Receivables that all warranties of the Debtor set forth in this Security Agreement are true and correct with respect to each such Receivable; that each Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each Receivable is valid and subsisting; that no such Receivable is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has theretofore been endorsed by the Debtor and delivered to the Secured Party (except that, prior to the occurrence and continuation of a Default and thereafter until otherwise notified by the Secured Party, the Debtor will not be required to endorse and deliver to the Secured Party any such Instrument or Chattel Paper if and only so long as the aggregate outstanding balance of all such Instruments and Chattel Paper not so endorsed and delivered to the Secured Party hereunder is less than $10,000 at any one time outstanding); that no surety bond was required or given in connection with such Receivable or the contracts or purchase orders out of which the same arose; that the amount of the Receivable represented as owing is the correct amount actually and unconditionally owing, except for normal cash discounts on normal trade terms in the ordinary course of business; and that the amount of such Receivable represented as owing is not disputed and is not subject to any set-offs, credits, deductions or countercharges other than those arising in the ordinary course of the Debtor’s business.  Without limiting the foregoing, if any Receivable arises out of a contract with the United States of America, or any state or political subdivision thereof, or any department, agency or instrumentality of any of the foregoing,the Debtor agrees to notify the Secured Party and, at the Secured Party’s request, execute whatever instruments and documents are required by the Secured Party in order that such Receivable shall be assigned to the Secured Party and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar state or local statute, as the case may be.

(b)                                 Unless and until a Default occurs and is continuing, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by the Debtor in the ordinary course of its business as presently conducted in accordance with Section 5(b) hereof; and, during the continuation of any Default, such merchandise and other goods shall be set aside at the request of the Secured Party and held by the Debtor as trustee for the Secured Party and shall remain part of the Secured Party’s Collateral.  Unless and until a Default occurs and is continuing, the Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business for amounts and on terms which the Debtor in good faith considers advisable; and, during the continuation of any Default, at the Secured Party’s request, the Debtor shall notify the Secured Party promptly of all returns and recoveries and, on the Secured Party’s request, deliver any such merchandise or other goods to the Secured Party.  During the continuation of any Default, at the Secured Party’s request, the Debtor shall also notify the Secured Party promptly of all disputes and claims and settle or adjust them at no expense to the Secured Party, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by the Debtor without the Secured Party’s consent.  The Secured Party may, at all times during the continuation of any Default, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Secured Party reasonably considers advisable.

(c)                                  Unless delivered to the Secured Party or its agent, all tangible Chattel Paper and Instruments shall contain a legend acceptable to the Secured Party indicating that such Chattel Paper or Instrument is subject to the security interest of the Secured Party contemplated by this Security Agreement.

4.                                       Collection of Receivables.  (a) Except as otherwise provided in this Security Agreement, the Debtor shall make collection of all Receivables and may use the same to carry on its business subject to the terms hereof.

(b)                                 When any Default has occurred and is continuing, and whether or not the Secured Party has exercised any or all of its rights under other provisions of this Section 4, in the event the Secured Party requests the Debtor to do so:

(i)                                     all Instruments and Chattel Paper at any time constituting part of the Receivables or any other Collateral (including any postdated checks) shall, upon receipt by the Debtor, be immediately endorsed to and deposited with the Secured Party; and/or

(ii)                                  the Debtor shall instruct all customers and account debtors to remit all payments in respect of Receivables or any other Collateral to a lockbox or lockboxes under the sole custody and control of the Secured Party and which are maintained at post office(s) in Chicago, Illinois selected by the Secured Party.

(c)                                  During the continuation of any Default, whether or not the Secured Party has exercised any or all of its rights under other provisions of this Section 4, the Secured Party or its designee may notify the Debtor’s customers and account debtors at any time that Receivables or any other Collateral have been assigned to the Secured Party or of the Secured Party’s security interest therein, and either in its own name, or the Debtor’s name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 4(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables or any other Collateral, and in the Secured Party’s discretion file any claim or take any other action or proceeding which the Secured Party may deem reasonably necessary or appropriate to protect or realize upon the security interest of the Secured Party in the Receivables or any other Collateral.

(d)                                 Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Secured Party pursuant to any of the provisions of Sections 4(b) or 4(c) hereof may be handled and administered by the Secured Party in and through a remittance account at the Secured Party, and the Debtor acknowledges that the maintenance of such remittance account by the Secured Party is solely for the Secured Party’s convenience and that the Debtor does not have any right, title or interest in such remittance account or any amounts at any time standing to the credit thereof. The Secured Party may, during the continuation of any Default, apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order (except as otherwise set forth in Section 8 hereof) and at such intervals as the Secured Party may from time to time in its discretion determine, but not less often than once each week.  The Secured Party need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Secured Party has received final payment therefor at its office in cash or final solvent credits current in Chicago, Illinois, acceptable to the Secured Party as such.  However, if the Secured Party does give credit for any item prior to receiving final payment therefor and the Secured Party fails to receive such final payment or an item is charged back to the Secured Party for any reason, the Secured Party may at its election in either instance charge the amount of such item back against the remittance account or any depository account of the Debtor maintained with the Secured Party, together with interest thereon at the Default Rate.  Concurrently with each transmission of any proceeds of Receivables or other Collateral to the remittance account, the Debtor shall furnish the Secured Party with a report in such form as the Secured Party shall reasonably require identifying the particular Receivable or other Collateral from which the same arises or relates.  Unless and until a Default shall have occurred and be continuing, the Secured Party will release proceeds of Collateral which the Secured Party has not applied to the Obligations as provided above from the remittance account from time to time promptly after receipt thereof.  The Debtor hereby indemnifies the Secured Party from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys’ fees suffered or incurred by the Secured Party because of the maintenance of the foregoing arrangements; provided, however, that the Debtor shall not be required to indemnify the Secured Party for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Secured Party.  The

Secured Party shall have no liability or responsibility to the Debtor for accepting any check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

5.                                       [Intentionally Deleted].

6.                                       Power of Attorney.  In addition to any other powers of attorney contained herein, the Debtor hereby appoints the Secured Party, its nominee, and any other person whom the Secured Party may designate, as the Debtor’s attorney-in-fact, with full power and authority upon the occurrence and during the continuation of any Default, to take any of the following actions:  to sign the Debtor’s name on verifications of Receivables and other Collateral; to send requests for verification of Collateral to the Debtor’s customers, account debtors and other obligors; to endorse the Debtor’s name on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Secured Party’s possession or on any assignments, stock powers, or other instruments of transfer relating to the Collateral or any part thereof; to sign the Debtor’s name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of the Debtor’s mail to an address designated by the Secured Party; to receive, open and dispose of all mail addressed to the Debtor; and to do all things necessary to carry out this Agreement.  The Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Secured Party nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct.  The Secured Party may file one or more financing statements disclosing its security interest in any or all of the Collateral without the Debtor’s signature appearing thereon.  The Debtor also hereby grants the Secured Party a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of the Debtor without notice thereof to the Debtor.  The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and satisfied and all agreements of the Secured Party to extend credit to or for the account of the Debtor have expired or otherwise have been terminated.

7.                                       Remedies.  Upon the occurrence and during the continuation of any Default, the Secured Party shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Secured Party may, without demand and without advertisement, notice, hearing or process of law, all of which the Debtor hereby waives, at any time or times, sell and deliver all or any part of the Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion.  In addition to all other sums due the Secured Party hereunder, the Debtor shall pay the Secured Party all costs and expenses incurred by the Secured Party, including reasonable attorneys’ fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against the Secured Party or the Debtor concerning any matter arising out of or connected with this Security Agreement or the Collateral or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute).  Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtor in accordance with Section 10(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided however that, to the extent permitted by applicable law, no notification need be given to the Debtor if the Debtor has signed, after a Default has occurred, a statement renouncing any right to notification of sale or other intended disposition.  The Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  The Secured Party may be the purchaser at any such sale.  The Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Secured Party may further postpone such sale by announcement made at such time and place.  The Secured Party may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and the Debtor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

(c)                                  [Intentionally deleted.]

(d)                                 The powers conferred upon the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose on it any duty to exercise such powers.  The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equivalent to that which the Secured Party accords its own property, consisting of similar type assets.  This Security Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Debtor in any way related to the Collateral, and Secured Party shall have no duty or obligation to discharge any such duty or obligation.  The Secured Party shall have no responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral.  Neither the Secured Party nor any party acting as attorney for the Secured Party shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct.

(e)                                  Failure by the Secured Party to exercise any right, remedy or option under this Security Agreement or any other agreement between the Debtor and the Secured Party or provided by law, or delay by the Secured Party in exercising the same, shall not operate as a waiver; and no waiver by the Secured Party shall be effective unless it is in writing and then only to the extent specifically stated.  The rights and remedies of the Secured Party under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Secured Party may have.

8.                                       Application of Proceeds.  The proceeds and avails of the Collateral at any time received by the Secured Party after the acceleration or final maturity of the Obligations shall

(except as otherwise required by applicable law), when received by the Secured Party in cash or its equivalent, be applied by the Secured Party as follows:

(i)                                     first, to the payment and satisfaction of all sums paid and costs and expenses reasonably incurred by the Secured Party hereunder or otherwise in connection herewith, including such monies paid or incurred in connection with protecting, preserving or realizing upon the Collateral or enforcing any of the terms hereof, including reasonable attorneys’ fees and court costs, together with any interest thereon (but without preference or priority of principal over interest or of interest over principal), to the extent the Secured Party is not reimbursed therefor by the Debtor;

(ii)                                  second, to the payment of any outstanding interest and fees due under the Line of Credit and the Note;

(iii)                               third, to the payment of principal on the Line of Credit and the Note;

(iv)                              fourth, to the payment of all other unpaid Obligations; and

(v)                                 finally, to the Debtor or as otherwise ordered by a court of competent jurisdiction.

The Debtor shall remain liable to the Secured Party for any deficiency.

9.                                       Continuing Agreement.  This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and all agreements of the Secured Party to extend credit to or for the account of the Debtor have expired or otherwise have been terminated.  Upon such termination of this Security Agreement, the Secured Party shall, upon the request and at the expense of the Debtor, promptly release its security interest hereunder and shall execute and deliver to the Debtor such UCC financing statement amendments and other documents or instruments as may be necessary to evidence such release.

10.                                 Miscellaneous.  (a) This Security Agreement cannot be changed or terminated orally.  All of the rights, privileges, remedies and options given to the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all the terms, conditions, covenants, agreements, representations and warranties of and in this Security Agreement shall bind the Debtor and its legal representatives, successors and assigns, provided that the Debtor may not assign its rights or delegate its duties hereunder without the Secured Party’s prior written consent.

(b)                                 Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below (or, if no such address is set forth below, at the address of the Debtor as shown on the records of the Secured Party), or such other address or telecopier number as such party may hereafter specify by notice to the other given by United

States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt.  Notices hereunder shall be addressed:

to the Debtor at:

Digital River, Inc.
9625 West 76th Street, Suite 150
Eden Prairie, MN 55344
Attention:	Carter D. Hicks
Telephone:	(952) 253-8340
Telecopy:	(952) 259-4527

to the Secured Party at:

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, IL 60603
Attention:	Peter F. Stack
Telephone:	(312) 461-3318
Telecopy:	(312) 293-8445

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section.

(c)                                  In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Security Agreement shall to such extent be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

(d)                                 This Security Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois.  The headings in this Security Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

(e)                                  This Security Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument.  The Debtor acknowledges that this Security Agreement is and shall be effective upon its execution and delivery by the Debtor to the Secured Party, and it shall not be necessary for the Secured Party to execute this Security Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

(f)                                    The Debtor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.  The Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form.  THE DEBTOR AND THE SECURED PARTY

EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be duly executed and delivered as of this 16th day of April, 2004.

DIGITAL RIVER, INC.

By:	/s/ Carter D. Hicks
Name: Carter D. Hicks
Title: Chief Financial Officer

Accepted and agreed to in Chicago, Illinois, as of the date and year last above written.

HARRIS TRUST AND SAVINGS BANK

By:	/s/ Peter Stack
Name: Peter Stack
Title: Vice President